Janus Detroit Street Trust

The Organics ETF

The Obesity ETF

Supplement dated February 14, 2020

to Currently Effective Prospectus and

Statement of Additional Information (“SAI”)

The Board of Trustees of Janus Detroit Street Trust (the “Trust”) approved a plan to liquidate and terminate The Organics ETF (”ORG”) and The Obesity ETF (“SLIM” and, together with ORG, the “Funds”), effective on or about March 17, 2020 (the “Liquidation Date”). After the close of business on or about March 12, 2020, the Funds will no longer accept creation orders. Trading in the Funds will be halted prior to market open on or about March 13, 2020. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about March 18, 2020. Termination of the Funds is expected to occur as soon as practicable following the liquidation.

Prior to and through the close of trading on The NASDAQ Stock Market LLC (“NASDAQ”) on March 12, 2020, each Fund will undertake the process of closing down and liquidating its portfolio. This process may result in the Funds holding cash and securities that may not be consistent with their respective investment objectives and strategies. During this period, the Funds are likely to incur higher tracking error than is typical for the Funds. Furthermore, during the time between market open on March 13, 2020 and the Liquidation Date, because shares will not be traded on NASDAQ, there may not be a trading market for the Funds’ shares.

Shareholders may sell shares of the Funds on NASDAQ until the market close on March 12, 2020 and may incur typical transaction fees from their broker-dealer. Shares held as of the close of business on the Liquidation Date will be automatically redeemed for cash at the current net asset value. Proceeds of the redemption will be paid through the broker-dealer with whom you hold shares of the Funds. Shareholders will generally recognize a capital gain or loss on the redemptions. The Funds may or may not, depending upon each Fund’s respective circumstances, pay one or more dividends or other distributions prior to or along with the redemption payments. Please consult your personal tax advisor about the potential tax consequences.

Please retain this Supplement with your records.